Company Overview January 2012 OTC: GALT Exhibit 99.1

Forward Looking Statements
This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
statements relate to future events or future financial performance, and use words such as
“may,” “estimate,” “could,” “expect” and others. They are based on our current expectations and are subject to factors and uncertainties which could cause actual results to differ materially from those described in the statements. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others: incurrence of operating losses since our inception, uncertainty as to adequate financing of our operations, extensive and costly regulatory oversight that could restrict or prevent product commercialization, inability to achieve commercial product acceptance, inability to protect our intellectual property, dependence on strategic partnerships, product competition, and others stated in risk factors contained in our SEC filings. We cannot assure that we have identified all risks or that others may emerge which we do not anticipate. You should not place undue reliance on forward-looking statements.
Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.
© 2012 Galectin Therapeutics
OTC:GALT

Galectin Therapeutics Highlights
• Leader in galectin science
• Pipeline of carbohydrate-based drug compounds that inhibit galectins
• Focus on proven galectin activity in fibrosis and cancer
• Liver Fibrosis
• Target validated in convincing pre-clinical data
• Two indications: NASH and Post-transplantation fibrosis
• Clinical trials expected to begin in end of 2012
• Cancer Therapy
• Galectin inhibitor added to chemotherapy
• Enhancement of immune function activates patient’s own immune system to kill tumor cells
• Clinical trial to begin January 2012

© 2012 Galectin Therapeutics
OTC:GALT

Galectin Therapeutics

TYPE	STRUCTURE	GALECTIN
One-CRD		1,2,5,7,10,11,13,14,15
		3
Two-CRD		4,6,8,9,12

Carbohydrate **R**ecognition **D**omain

Galactose-containing oligosaccharides
One-CRD galectins (dimer)
Galectins-3 (oligomers)
Two-CRD galectins

cell–cell and
cell–matrix
interactions
lattice formation
outside cell
Inside cell
signal transduction

© 2012 Galectin Therapeutics OTC:GALT 4 Galectin Proteins Are Normal Cell Proteins That Promote Interactions Between Glycoproteins

Galectin Proteins Are Important In
Disease Pathogenesis
© 2012 Galectin Therapeutics
OTC:GALT

Secreted
Galectin
Proteins
PROMOTE
PATHOLOGY
Markedly Increased in:
1. Fibrosis
2. Cancer
3. Inflammation
1. Bind to cell
surface and matrix
glycoproteins
2. Modulate cell
signaling
3. Promote cell-cell
interactions
4. Promote cell-
matrix interactions
(galactose residues)

Galectin
Proteins
Galectin
Inhibitor
Our Galectin Inhibitors Are Novel
Carbohydrate-Based Drug Compounds
© 2012 Galectin Therapeutics
OTC:GALT

• Target secreted galectins and those
associated with cell membrane
• Strong binding to multiple galectin proteins
and multiple galectins per drug molecule
• High molecular weight allows long exposure to
galectin containing compartment
• Low toxicity potential as a carbohydrate
with no toxic metabolites
• Low manufacturing costs
• Strong patent protection with no licensing
encumbrance
• Two major classes of compounds under
development: GM-CT and GR-MD

Galectins Are Involved In The
Pathogenesis Of Many Diseases
•
Fibrosis of organs
•
Nearly all cancers
• Heart failure
• Ischemic cardiovascular and cerebrovascular disease
• Arthritis
• Allergic disease
• Eczema and skin inflammation
• Inflammatory bowel disease
• Eye inflammation
• Inflammatory and autoimmune disorders
• Response to infections
• Kidney disease
© 2012 Galectin Therapeutics
OTC:GALT

Galectins implicated in:

Disease Area Development Programs Cancer Fibrosis Liver Fibrosis Immunotherapy Chemotherapy GALECTINS © 2012 Galectin Therapeutics OTC:GALT 8

Disease Area Development Programs Cancer Fibrosis Liver Fibrosis Immunotherapy Chemotherapy GALECTINS © 2012 Galectin Therapeutics OTC:GALT 9

Healthy
Cirrhosis
© 2012 Galectin Therapeutics
OTC:GALT

Hepatitis C (57%)
Alcoholic liver disease (24%)
Non-alcoholic fatty liver (9.1%)
Hepatitis B (4.4%)
Miscellaneous (5.5%)
Source:  Burden of liver disease in the United States: Summary of a workshop.  American Association for the Study of Liver Disease, May 2001
Multiple Diseases Lead To Liver Fibrosis And
Cirrhosis With Serious Medical Consequences

Liver Cirrhosis Is A Major Problem In
The United States
Transplants
(6,291*)
Wait List
(17,000**)
Death
(44,677
#
)
Cirrhosis
(400,000
##
)
Millions of people with liver disease that may progress to cirrhosis
* Performed in US in 2010  (UNOS)
* * Prevalence in US 2010 (UNOS)
The ONLY current therapy is liver transplantation
© 2012 Galectin Therapeutics
OTC:GALT

#
Deaths in 1998 (AASLD Workshop, 2001)
##
Prevalence in US 1976-1980 (NIDDK)

Galectin-3 Is A Critical Target For
Therapy of Liver Fibrosis
1. Galectin-3 is produced in large amounts by human fibrotic liver.
2. Galectin-3 is essential in mice for the development of liver fibrosis.
Fibrosis due to toxin exposure or fatty liver does not occur in mice that lack the galectin-3 gene.
3. Galectin inhibitors block production of fibrogenic markers in the key human cell (stellate cells) responsible for liver fibrosis.
4. Galectin inhibitors reverse experimental fibrosis in rats induced by both fibrosis and fatty liver.
© 2012 Galectin Therapeutics
OTC:GALT

Key Evidence:
Key Evidence:

Galectin Inhibitors Effectively Treat
Toxin-Induced Liver Fibrosis in Rats
Liver Fibrosis, induced by injection
of chemical toxin for 8 weeks
Regression of Fibrosis after 4 weeks
of treatment with GR-MD-02
© 2012 Galectin Therapeutics
OTC:GALT

Study performed under contract by Dr. Ji-yao Wang of Fudan University, Shanghai, China

GR-MD-02 is Most Effective in Reducing
Collagen Content in Fibrotic Rats
© 2012 Galectin Therapeutics
OTC:GALT

0
1
2
3
4
5
6
7
% Collagen
Vehicle
GR-MD-01
GR-MD-02
N=8
N=8
N=8
One way ANOVA
Bondferroni
P<0.001
P<0.05
P<0.05
P<0.05

1st hit
(chemical intervention)
Continuous 2nd hit
(dietary intervention)
1st hit leads to mild"parainflammation" associated with metabolic disorder
During remodeling phase after "parainflammation", continuous 2nd hit leads to inadequate "fibrotic" remodeling in the liver
Preparing pregnant mice
4w
5w
7w
9w
12w
16w

Mouse NASH Model (Non-Alcoholic
Steatohepatitis, “Fatty Liver Disease”)
© 2012 Galectin Therapeutics
OTC:GALT

GM-CT-01
(120 mg/kg 2X/week)
GR-MD-02
(60 mg/kg 2X/week)
Early Rx
Late Rx
Early Rx
Late Rx

© 2012 Galectin Therapeutics
OTC:GALT

GR-MD-02 Markedly Improves NASH in a Mouse Model When it is
Administered During Development of Disease and After
Establishment of Disease
Early Rx
Vehicle
GR-MD-02
Vehicle
GR-MD-02
Late Rx

P<0.01
n.s.
Sirius red-positive area (%)
1.00
0.75
0.50
0.25
0.00
Vehicle
GM-CT-01 120 mg/kg
GR-MD-02 60 mg/kg

P<0.01
n.s.
Sirius red-positive area (%)
1.25
1.00
0.75
0.50
0.25
0.00
Vehicle
GM-CT-01 120 mg/kg
GR-MD-02 60 mg/kg

In a Mouse NASH Model GR-MD-02 Prevents and Completely Reverses Fibrosis © 2012 Galectin Therapeutics OTC:GALT 17 normal mouse 0.33 Early Rx Late Rx

Development Program & Markets
• Pursue two indications for human proof of concept
• NASH
• Post-Transplant Hepatitis C Fibrosis
• NASH
• NIH estimates 5% of US population has NASH
• Projected to become the number one reason for liver transplant
• Multiple candidates in development but none have multiple sites of action, effect on fibrosis, or safety profile
• Post-Transplant Hepatitis C Fibrosis
• Much smaller population but high unmet medical need
• Orphan disease status possible
• Expansion to other indications is possible
• Other liver diseases such as hepatitis and alcoholic disease
• Pulmonary, renal, and heart fibrosis
© 2012 Galectin Therapeutics
OTC:GALT

© 2012 Galectin Therapeutics
OTC:GALT

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2012 2013
2014
Phase II Post Tx Fibrosis Trial
Phase I DE
NASH
GR-MD-02
Design Phase II Trial
NASH
NASH
Fibrosis Development Program
Preclinical Efficacy Studies
GR-MD-02
First patient
enrolled
Pre-Clinical (Target SQ)
Oral Formulation
Development
Lung fibrosis:  Bleomycin
and radiation
Kidney fibrosis: Ureteral
obstruction; diabetic
nephropathy
Heart fibrosis:  Heart failure
and arrhythmia
First patient
enrolled
Top line
results
Top line results
Pursue
Partnering
Discussions
GR-MD-02
Post Transplant Fibrosis

Summary Of Development Program In
Liver Fibrosis
• Liver fibrosis represents a very large unmet medical need
• Galectin-3 protein is proven target
• Drugs reverse liver fibrosis in animals and show efficacy
in human cell culture models of fibrosis
• Non toxic drugs with little likelihood of drug interactions
• Rapid clinical development pathways
• Evaluation of two clinical indications
© 2012 Galectin Therapeutics
OTC:GALT

Disease Area Development Programs Cancer Fibrosis Liver Fibrosis Immunotherapy GALECTINS Chemotherapy © 2012 Galectin Therapeutics OTC:GALT 21

Stromal Cells
Angiogenesis
Adhesion to Extra Cellular Matrix
Detachment
Invasion and Migration
Tumor Immunity
Angiogenesis

Roles Of Secreted Galectins In Cancer
The vast majority of cancers secrete large amounts of galectins
•
Tumor cell invasion:
extracellular matrix
adhesion & detachment
•
Stromal cell function
•
Metastasis:
cell invasion and
migration
•
Angiogenesis
•
Tumor immunity
© 2012 Galectin Therapeutics
OTC:GALT

Clinical Trial Performed In Metastatic
Colorectal Cancer (DAVFU-003)
Cancer Trial
(DAVFU-003)
Day 0
Day 28
GM-CT-01
Chemo (5-FU)
• Phase 2 trial of 5-FU plus GM-CT-01 in line 3/4 therapy of metastatic colorectal cancer showed 6.7 months median survival. In similar patients, Erbitux
®
had a
6.1 month survival compared to 4.6 months with no therapy
• Notably, serious adverse events were markedly lower in our studies with 5-
FU/GM-CT-01 than in comparison to other studies using 5-FU
© 2012 Galectin Therapeutics
OTC:GALT

Development Approach In
Colorectal Cancer
• Studies demonstrate potential utility of galectin inhibitors in combination with chemotherapy in cancer
• FDA has confirmed that preclinical and clinical data are
adequate to proceed with large clinical trials
• We are deferring new clinical trials pending data from the tumor immunology clinical trial that may improve the design of future studies
• More rapid international registration is an approach that may provide revenue to support development programs and gain
additional clinical experience with GM-CT-01
© 2012 Galectin Therapeutics
OTC:GALT

Tumor-Specific
Cytotoxic T-Cell
Lymphocytes
Blocking Galectins Enhances Tumor
Killing By Immune System
© 2012 Galectin Therapeutics
OTC:GALT

Tumor Cells
Cytotoxicity
There are tumor specific cytotoxic T-cells in
patients with cancer that are capable of killing
tumor cells
Experiments performed by Dr. Pierre van der Bruggen of the Ludwig Institute in
Brussels, Belgium as a collaboration with Galectin Therapeutics

Tumor-Specific
Cytotoxic T-Cell
Lymphocytes
Blocking Galectins Enhances Tumor
Killing By Immune System
© 2012 Galectin Therapeutics
OTC:GALT

Tumor Cells
However, these T-cells lose the ability to kill
tumor cells.  A key reason is that Galectin-3
secreted by tumors bind to T-cells and turn off
their ability to kill tumor cells
Experiments performed by Dr. Pierre van der Bruggen of the Ludwig Institute in
Brussels, Belgium as a collaboration with Galectin Therapeutics

Tumor-Specific
Cytotoxic T-Cell
Lymphocytes
Blocking Galectins Enhances Tumor
Killing By Immune System
© 2012 Galectin Therapeutics
OTC:GALT

Tumor Cells
Cytotoxicity
Addition of our drugs, which inhibit galectins,
Experiments performed by Dr. Pierre van der Bruggen of the Ludwig Institute in
Brussels, Belgium as a collaboration with Galectin Therapeutics restore the ability of T-cells to kill tumor cells

Untreated CD8⁺ TIL
GM-CT-01-treated CD8⁺ TIL
% of specific lysis
50
40
30
20
10
0
0,01
0,1
1
10
Effector to Target Ratio
Effector to Target Ratio

Effectors:
CD8+ T cells cultured in medium treated for 20h
Targets:
P815 cells loaded with anti-CD3+ cold K562

Effectors:
CD8+ T cells cultured in medium with GM-CT-01 for 20h
Targets:
P815 cells loaded with anti-CD3+ cold K562

GM-CT-01 Restores Ability of Immune Cells to Kill Tumor Cells © 2012 Galectin Therapeutics OTC:GALT 28

GROUP 1 (n = 6 patients, expandable to 23)
LEGEND
superficial metastasis
non superficial metastasis
GM-CT-01 iv
GM-CT-01 peri-tumoral
GM-CT-01
280 mg/m2
slow i.v.
Vaccine
(either MAGE-3.A1 and or NA17.A2 peptide, 300 µg)
s.c. 80%
i.d. 20%
3w
≤4w
d1
d22
d43
d64
d85
d106
d134
w20
HLA typing
tumor biopsy
(RT-PCR)
tumor staging
PBMC collection (buffy-coat)
serum collection
PBMC collection (100 ml blood)
serum collection
serum collection
tumor staging
PBMC collection (buffy-coat)
serum collection

Melanoma Clinical Trial Design (I)
© 2012 Galectin Therapeutics
OTC:GALT

Phase I/II study of peptide vaccination associated with GM-CT-01, a galactomannan oligomer that inhibits galectin-3, in patients with advanced metastatic melanoma
IMPD approved by EMA

Tumor Immune Enhancement Development Program
© 2012 Galectin Therapeutics
OTC:GALT

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2012 2013
2014
Preclinical Efficacy Studies
GM-CT-01 & GR-MD-02
GM-CT-01
Phase I/II Melanoma Trial
Top line
results in
Stage 1
First patient
enrolled
Top line
results in
Stage 2
Human CD8 T-Cell/Tumor
assay
Efficacy in immune
competent mice with
syngeneic tumors
Efficacy in combination
with a tumor vaccine
(partnership)
Pursue
Partnering
Discussions

Development Program In Cancer
Immunotherapy
• Galectin proteins secreted by tumor cells are directly
responsible for inhibiting the ability of immune cells to kill tumors
• GM-CT-01 restores the ability of immune cells to kill tumor cells
• Initial clinical trial for treatment of metastatic malignant melanoma
• Market for tumor vaccines is expected to grow to $7B by 2015
• Potential important therapy for many cancers
© 2012 Galectin Therapeutics
OTC:GALT

Pipeline
© 2012 Galectin Therapeutics
OTC:GALT

Pre-Clinical Registration
Submitted
Chemotherapy
Colorectal Cancer:
GM-CT-01
• International (Colombia)
• United States
Immune Enhancer
Melanoma: GM-CT-01
Liver Fibrosis
Post Tx: GR-MD-02
NASH: GR-MD-02
Phase 1
Phase
3
Phase 2

Galectin Therapeutics Highlights
• Leader in galectin science
• Pipeline of carbohydrate-based drug compounds that inhibit galectins
• Focus on proven galectin activity in fibrosis and cancer
• Liver Fibrosis
• Target validated in convincing pre-clinical data
• Two indications: NASH and Post-transplantation fibrosis
• Clinical trials expected to begin in end of 2012
• Cancer Therapy
• Galectin inhibitor added to chemotherapy
• Enhancement of immune function activates patient’s own immune system to kill tumor cells
• Clinical trial to begin January 2012

© 2012 Galectin Therapeutics
OTC:GALT